                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - February 21, 2001

                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
             (Exact name of registrant as specified in its charter)



       Pennsylvania                  000-26366                 23-2812193
---------------------------       ----------------       ----------------------
State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                 Number)           Identification Number)


             732 Montgomery Avenue
            Narberth, Pennsylvania                              19072
     ------------------------------------                    ----------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number including area code:          (610) 668-4700
                                                        -----------------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         Effective February 21, 2001, the Board of Directors approved a change in Article 2, Section 2.2 of the Bylaws of Royal
         Bancshares of Pennsylvania, Inc. (Attached as Exhibit 99)

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not Applicable.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                                        (Registrant)


Dated: March 13, 2001                   By /s/ Richard S. Hannye
                                           ------------------------------------
                                           Richard S. Hannye
                                           General Counsel/Secretary





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                                 EXHIBIT INDEX
                                 -------------

                                                                  Page Number
                                                                  in Manually
Exhibit                                                         Signed Original
-------                                                         ---------------
99           Amended and Restated Bylaws of Registrant.



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